TABLE OF CONTENTS EARNINGS RELEASE i COMPANY OVERVIEW COMPANY PROFILE .......................................................................................................................................................................... 2 KEY METRICS AND GUIDANCE ...................................................................................................................................................... 4 FINANCIAL SUMMARY CONDENSED CONSOLIDATED BALANCE SHEETS ................................................................................................................... 6 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS .......................................................................................... 7 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS .......................................................................................... 8 SEGMENT RESULTS ......................................................................................................................................................................... 9 NET OPERATING INCOME ............................................................................................................................................................... 10 FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS ...................................................................... 11 EBITDA AND ADJUSTED EBITDA .................................................................................................................................................. 12 DEBT SUMMARY CAPITALIZATION AND FINANCIAL RATIOS ................................................................................................................................ 14 DEBT SUMMARY ................................................................................................................................................................................ 15 TRANSACTIONAL SUMMARY COMMERCIAL REAL ESTATE TRANSACTIONS, DEVELOPMENT, AND REDEVELOPMENT ........................................... 17 CAPITAL EXPENDITURES ............................................................................................................................................................... 18 COMMERCIAL REAL ESTATE PORTFOLIO SUMMARY .................................................................................................................................................................... 19 NOI BY ASSET CLASS ...................................................................................................................................................................... 21 OCCUPANCY ....................................................................................................................................................................................... 22 IMPROVED PROPERTY REPORT ................................................................................................................................................... 23 GROUND LEASE REPORT ............................................................................................................................................................... 25 TENANT CONCENTRATION - TOP 10 IMPROVED PORTFOLIO TENANTS .......................................................................... 26 LEASE EXPIRATION SCHEDULE ................................................................................................................................................... 27 NEW AND RENEWAL LEASE SUMMARY ...................................................................................................................................... 28 LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA ................................................................................................................ 30 COMPONENTS OF LAND OPERATIONS ....................................................................................................................................... 31 ADDITIONAL INFORMATION COMPONENTS OF NET ASSET VALUE ........................................................................................................................................ 33 GLOSSARY OF TERMS ..................................................................................................................................................................... 34 STATEMENT ON MANAGEMENT'S USE OF NON-GAAP FINANCIAL MEASURES ............................................................ 36

Forward-Looking Statements Statements in this Supplemental Information document that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, the evaluation of alternatives by the Company related to its non-core assets and business, and the risk factors discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). The information in this Supplemental Information document should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements. Basis of Presentation The information contained in this Supplemental Information document does not purport to disclose all items required by accounting principles generally accepted in the United States of America ("GAAP").

Alexander & Baldwin, Inc. Reports First Quarter 2024 Results HONOLULU, HI (April 25, 2024) /PRNewswire/—Alexander & Baldwin, Inc. (NYSE: ALEX) ("A&B" or "Company"), a Hawai‘i-based owner, operator and developer of high-quality commercial real estate in Hawai‘i, today announced net income available to A&B common shareholders of $20.0 million, or $0.28 per diluted share, and Commercial Real Estate ("CRE") operating profit of $22.0 million for the first quarter of 2024. Q1 2024 Highlights • Funds From Operations ("FFO") of $29.2 million, or $0.40 per diluted share / Adjusted FFO of $25.5 million, or $0.35 per diluted share • CRE Same-Store Net Operating Income ("NOI") growth of 4.1% / CRE Same-Store NOI growth of 3.9% excluding collections of prior year reserves • Leased occupancy as of March 31, 2024, was 94.0% • Comparable new and renewal leasing spreads for the improved portfolio were 11.8% and 7.2%, respectively Lance Parker, president and chief executive officer, stated: "We began the year with strong results across the board. First quarter CRE Same-Store NOI growth was 4.1% and we continue to see robust leasing demand for our high- quality retail and industrial properties, with blended comparable leasing spreads for the quarter at 7.8%. Our Land Operations segment also performed well, generating $7.9 million of operating profit due largely from a number of opportunistic land sales. As a result, we are raising our full year 2024 guidance to reflect our first quarter performance." Financial Results for Q1 2024 • Net income available to A&B common shareholders and diluted earnings per share available to A&B shareholders for the first quarter of 2024 were $20.0 million and $0.28 per diluted share, respectively, compared to $5.3 million and $0.07 per diluted share in the same quarter of 2023. • Income from continuing operations available to A&B shareholders for the first quarter of 2024 was $20.2 million, or $0.28 per diluted share, compared to $9.5 million, or $0.13 per diluted share, in the same quarter of 2023. • FFO and FFO per diluted share for the first quarter of 2024 were $29.2 million and $0.40 per diluted share, respectively, compared to $18.6 million and $0.26 per diluted share in the same quarter of 2023. FFO and FFO per diluted share benefited from higher Land Operations margin in the first quarter of 2024, primarily driven by the sale of approximately 330 acres of land holdings. This compares to the sale of one acre of land in the same quarter of 2023. • Adjusted FFO and Adjusted FFO per diluted share for the first quarter of 2024 were $25.5 million and $0.35 per diluted share, respectively, compared to $16.0 million and $0.22 per diluted share in the same quarter of 2023. CRE Highlights for Q1 2024 • CRE operating revenue for the first quarter of 2024 increased by $1.0 million, or 2.1%, to $48.9 million, compared to $47.9 million in the same quarter of 2023. • CRE operating profit for the first quarter of 2024 increased by $1.1 million, or 5.3%, to $22.0 million, compared to $20.9 million in the same quarter of 2023. i

• CRE NOI for the first quarter of 2024 increased by $1.4 million, or 4.4%, to $31.8 million, compared to $30.4 million in the same quarter of 2023. • CRE Same-Store NOI for the first quarter of 2024 increased by $1.2 million, or 4.1%, to $31.5 million, compared to $30.3 million in the same quarter of 2023. • Collections of prior year reserves in the first quarter of 2024 were $0.8 million, compared to $0.7 million in the same quarter of 2023. • During the first quarter of 2024, the Company executed a total of 44 improved-property leases, covering approximately 212,000 square feet of gross leasable area ("GLA"). • Comparable leasing spreads in our improved property portfolio were 7.8% for the first quarter of 2024, which included 9.1% for retail spaces and 4.6% for industrial spaces. • Significant leases executed in our improved property portfolio during the first quarter of 2024 included: ◦ 12 leases related to properties located in Kailua, including Aikahi Park Shopping Center, totaling approximately 34,200 square feet of GLA and $1.2 million of annualized base rent ("ABR"). ◦ One lease at Komohana Industrial Park totaling approximately 68,000 square feet of GLA and $1.1 million of ABR. ◦ One lease at Opule Industrial totaling approximately 36,000 square feet of GLA and $0.7 million of ABR. • Overall leased occupancy was 94.0% as of March 31, 2024, an increase of 10 basis points compared to March 31, 2023, and a decrease of 70 basis points compared to December 31, 2023. ◦ Leased occupancy in the retail portfolio was 93.2% as of March 31, 2024, a decrease of 40 basis points compared to March 31, 2023, and a decrease of 110 basis points compared to December 31, 2023. ◦ Leased occupancy in the industrial portfolio was 96.8% as of March 31, 2024, an increase of 160 basis points compared to March 31, 2023, and flat compared to December 31, 2023. • Same-Store leased occupancy was 95.0% as of March 31, 2024, an increase of 20 basis points compared to March 31, 2023, and a decrease of 70 basis points compared to December 31, 2023. ◦ Same-Store leased occupancy in the retail portfolio was 94.4% as of March 31, 2024, a decrease of 50 basis points compared to March 31, 2023, and a decrease of 120 basis points compared to December 31, 2023. ◦ Same-Store leased occupancy in the industrial portfolio was 96.8% as of March 31, 2024, an increase of 160 basis points compared to March 31, 2023, and an increase of 10 basis points compared to December 31, 2023. CRE Investment Activity for Q1 2024 • In the first quarter of 2024, the Company began permitting for a 29,550-square-foot warehouse and distribution center at Maui Business Park II. The single-user space includes 32' clear height and can accommodate up to 14 dock-high loading bays. Construction of this pre-leased space will begin in the second half of 2024, with an in- service date expected in the fourth quarter of 2025. Land Operations • Land Operations operating profit was $7.9 million for the quarter ended March 31, 2024, compared to an operating loss of $0.1 million for the quarter ended March 31, 2023. The change in operating profit from the prior year quarter is due primarily to increased sales activity in the first quarter of 2024 compared to the same quarter in 2023. Balance Sheet, Market Value and Liquidity • As of March 31, 2024, the Company had an equity market capitalization of $1.2 billion and $457.6 million in total debt, for a total market capitalization of approximately $1.7 billion. The Company's debt-to-total market capitalization was 27.7% as of March 31, 2024. The Company's debt has a weighted-average maturity of 2.4 years, with a weighted-average interest rate of 4.43%. At quarter end, 90% of the Company's debt was at fixed rates. ii

• On April 15, 2024, the Company completed the issuance of a $60.0 million unsecured private placement note (the "Note"). The Note has a coupon rate of 6.09% and matures on April 15, 2032. Interest only is paid semi- annually and the principal balance is due at maturity. Proceeds from the Note will be used to pay down the mortgage note secured by Laulani Village when it matures on May 1, 2024, and for general corporate purposes. • As of March 31, 2024, the Company had total liquidity of $469.7 million, consisting of cash on hand of $15.7 million and $454.0 million available on its revolving line of credit. • Net Debt to Trailing Twelve Months ("TTM") Consolidated Adjusted EBITDA was 3.8 times as of March 31, 2024, with TTM Consolidated Adjusted EBITDA of $117.8 million for the period ended March 31, 2024. Dividend • The Company paid a first quarter 2024 dividend of 0.2225 per share on April 5, 2024. • The Company's Board declared a second quarter 2024 dividend of 0.2225 per share, payable on July 8, 2024, to shareholders of record as of the close of business on June 14, 2024. 2024 Full-Year Guidance The Company revised its 2024 Full-Year guidance as follows: Revised Initial CRE Same-Store NOI growth % 1.1% to 2.1% 1.0% to 2.0% CRE Same-Store NOI growth %, excluding collections of prior year reserves 2.1% to 3.1% 2.0% to 3.0% FFO per diluted share $1.05 to $1.16 $0.95 to $1.05 Adjusted FFO per diluted share $0.89 to $1.00 $0.80 to $0.90 2024 Guidance FFO per diluted share guidance is comprised of: 2024 Guidance Revised Initial FFO per share related to Land Operations $0.05 to $0.11 $(0.04) to $0.01 FFO per share related to CRE and Corporate $1.00 to $1.05 $0.99 to $1.04 FFO per diluted share $1.05 to $1.16 $0.95 to $1.05 iii

ABOUT ALEXANDER & BALDWIN Alexander & Baldwin, Inc. (NYSE: ALEX) (A&B) is the only publicly-traded real estate investment trust to focus exclusively on Hawai‘i commercial real estate and is the state's largest owner of grocery-anchored, neighborhood shopping centers. A&B owns, operates and manages approximately 3.9 million square feet of commercial space in Hawai‘i, including 22 retail centers, 13 industrial assets and four office properties, as well as 142.0 acres of ground lease assets. Over its 154-year history, A&B has evolved with the state's economy and played a leadership role in the development of the agricultural, transportation, tourism, construction, residential and commercial real estate industries. Learn more about A&B at www.alexanderbaldwin.com. Contact: A&B Investor Relations (808) 525-8475 investorrelations@abhi.com iv

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 1

COMPANY PROFILE Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a history of over 150 years of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through a strategy focused on asset management and growth primarily in its commercial real estate holdings in Hawai‘i. The Company operates in two reportable segments: Commercial Real Estate ("CRE") and Land Operations, and is composed of the following as of March 31, 2024: • A commercial real estate portfolio consisting of 22 retail centers, 13 industrial assets, and four office properties, representing a total of 3.9 million square feet of improved properties gross leasable area ("GLA"), including 2.5 million square feet of largely grocery/ drugstore-anchored retail centers; as well as 142.0 acres of ground lease assets throughout the Hawaiian islands, of which substantially all is leased pursuant to urban ground leases as of March 31, 2024; and 2.4 acres slated for build-to-suit development; and • A land operations portfolio consisting of approximately 3,316 acres of legacy landholdings and assets that are subject to the Company's simplification and monetization efforts, and 52 acres of core landholdings, including development-for-sale activities. GEOGRAPHICALLY FOCUSED IMPROVED PROPERTY - GLA (SF) (in thousands) Ground (acres)Retail Industrial Office Total Oahu 1,711 969 37 2,717 85.8 Maui 284 164 109 556 55.8 Kauai 285 65 — 350 0.3 Hawai‘i Island 222 87 — 309 — Total 2,502 1,284 146 3,932 142.0 Number of Properties 22 13 4 39 N/A In November 2023, the Company completed the sale of its interests in Grace Pacific, a materials and construction company, and the Company- owned quarry land on Maui (collectively, the “Grace Disposal Group”). Financial results prior to disposition are classified as discontinued operations in the consolidated statements of operations and cash flows for the three months ended March 31, 2023. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 2 Asset Legend Retail Grocery Industrial Office Ground Leases Kauai Oahu Maui Hawai'i Island $20,096 $5,509 $1,080 $5,079 The Company's commercial real estate portfolio is geographically focused in Hawai‘i, where it benefits from high barriers to entry, a stable and resilient economy, and where management has extensive market knowledge and deep local roots. As of March 31, 2024, GLA square footage ("SF") by the improved property asset class and location, and acres by ground leases location were as follows: 16.0% 63.3% 17.3% 3.4% NOI by ASSET CLASS (dollars in thousands)

Throughout this Supplemental Information document, references to "we," "our," "us" and "our Company" refer to Alexander & Baldwin, Inc., together with its consolidated subsidiaries. Executive Officers Lance Parker Clayton Chun President & Chief Executive Officer Executive Vice President, Chief Financial Officer & Treasurer Jeffrey Pauker Meredith Ching Executive Vice President & Chief Investment Officer Executive Vice President, External Affairs Contact Information Equity Research Corporate Headquarters Janney Montgomery Scott JMP Securities 822 Bishop Street Rob Stevenson Mitch Germain Honolulu, HI 96813 (646) 840-3217 (212) 906-3537 robstevenson@janney.com mgermain@jmpsecurities.com Investor Relations Clayton Chun Piper Sandler & Co. Sidoti & Company, LLC Executive Vice President, Chief Financial Officer & Treasurer Alexander Goldfarb Brendan McCarthy, CFA (808) 525-6606 (212) 466-7937 (212) 453-7057 investorrelations@abhi.com alexander.goldfarb@psc.com bmccarthy@sidoti.com Transfer Agent & Registrar Computershare Other Company Information P.O. Box 43006 Providence, RI 02940-3006 Stock exchange listing: NYSE: ALEX (866) 442-6551 Corporate website: www.alexanderbaldwin.com Market capitalization at $1.2B Overnight Correspondence March 31, 2024: Computershare 3-month average trading volume: 328K 150 Royall Street, Suite 101 Independent auditor: Deloitte & Touche LLP Canton, MA 02021 Shareholder website: www.computershare.com/investor Online inquiries: www-us.computershare.com/investor/contact Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 3

KEY METRICS AND GUIDANCE (dollars in thousands, except per share and ABR PSF data; unaudited) Three Months Ended Portfolio Metrics March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Leased ABR PSF $ 29.57 $ 29.04 $ 28.92 $ 28.70 $ 28.58 Comparable new and renewal leasing spread 7.8% 7.8% 11.2% 5.8% 7.4 % Leased Occupancy 94.0% 94.7% 94.6% 94.4% 93.9 % Physical Occupancy 93.5% 94.1% 93.9% 93.5% 93.3 % Economic Occupancy 92.3% 93.0% 92.9% 92.4% 92.4 % Net Debt to TTM Consolidated Adjusted EBITDA 3.8 4.2 4.4 4.7 3.0 Dividends declared per share $ 0.2225 $ 0.2225 $ 0.2200 $ 0.2200 $ 0.2200 Three Months Ended March 31, Summary of Financial Results 2024 2023 Net Income (Loss) $ 19,982 $ 5,308 Net Income (Loss) per share available to A&B shareholders - basic $ 0.28 $ 0.07 Net Income (Loss) per share available to A&B shareholders - diluted $ 0.28 $ 0.07 FFO $ 29,205 $ 18,568 FFO per diluted share $ 0.40 $ 0.26 Adjusted FFO $ 25,530 $ 16,012 Adjusted FFO per diluted share $ 0.35 $ 0.22 Consolidated Adjusted EBITDA $ 33,457 $ 23,733 Same-Store NOI change 4.1% 2.2 % Same-Store NOI change, excluding collections of prior year reserves 3.9% 7.1% 2024 Guidance Revised Initial Same-Store NOI growth 1.1% to 2.1% 1.0% to 2.0% Same-Store NOI growth, excluding collections of prior year reserves 2.1% to 3.1% 2.0% to 3.0% FFO per diluted share $1.05 to $1.16 $0.95 to $1.05 Adjusted FFO per diluted share $0.89 to $1.00 $0.80 to $0.90 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 4

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 5

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands; unaudited) March 31, December 31, 2024 2023 ASSETS Real estate investments Real estate property $ 1,612,280 $ 1,609,013 Accumulated depreciation (234,564) (227,282) Real estate property, net 1,377,716 1,381,731 Real estate developments 55,531 58,110 Investments in real estate joint ventures and partnerships 6,828 6,850 Real estate intangible assets, net 34,730 36,298 Real estate investments, net 1,474,805 1,482,989 Cash and cash equivalents 15,683 13,517 Restricted cash 236 236 Accounts receivable, net of allowances (credit losses and doubtful accounts) of $2,503 and $2,888 as of March 31, 2024, and December 31, 2023, respectively 3,715 4,533 Goodwill 8,729 8,729 Other receivables, net of allowances of $3,565 and $3,545 as of March 31, 2024, and December 31, 2023, respectively 15,407 23,601 Prepaid expenses and other assets 103,711 98,652 Assets held for sale 14,004 13,984 Total assets $ 1,636,290 $ 1,646,241 LIABILITIES AND EQUITY Liabilities: Notes payable and other debt $ 457,574 $ 463,964 Accounts payable 4,350 5,845 Accrued post-retirement benefits 8,275 9,972 Deferred revenue 72,460 70,353 Accrued and other liabilities 87,305 93,096 Total liabilities $ 629,964 $ 643,230 Commitments and Contingencies Equity: Common stock - no par value; authorized, 225,000,000 shares; outstanding, 72,592,147 and 72,447,510 shares at March 31, 2024, and December 31, 2023, respectively $ 1,808,009 $ 1,809,095 Accumulated other comprehensive income (loss) 3,979 3,250 Distributions in excess of accumulated earnings (805,662) (809,334) Total shareholders' equity 1,006,326 1,003,011 Total liabilities and equity $ 1,636,290 $ 1,646,241 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 6

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data; unaudited) Three Months Ended March 31, 2024 2023 Operating Revenue: Commercial Real Estate $ 48,888 $ 47,870 Land Operations 12,314 2,520 Total operating revenue 61,202 50,390 Operating Costs and Expenses: Cost of Commercial Real Estate 25,416 24,948 Cost of Land Operations 4,787 3,586 Selling, general and administrative 7,239 8,729 Total operating costs and expenses 37,442 37,263 Gain (loss) on disposal of non-core assets, net 23 1,117 Operating Income (Loss) 23,783 14,244 Other Income and (Expenses): Income (loss) related to joint ventures 698 388 Interest and other income (expense), net 1,267 (80) Interest expense (5,510) (5,041) Income (Loss) from Continuing Operations Before Income Taxes 20,238 9,511 Income tax benefit (expense) — (5) Income (Loss) from Continuing Operations 20,238 9,506 Income (loss) from discontinued operations, net of income taxes (256) (4,198) Net Income (Loss) 19,982 5,308 Loss (income) attributable to discontinued noncontrolling interest — 28 Net Income (Loss) Attributable to A&B Shareholders $ 19,982 $ 5,336 Earnings (Loss) Per Share Available to A&B Shareholders: Basic Earnings (Loss) Per Share of Common Stock: Continuing operations available to A&B shareholders $ 0.28 $ 0.13 Discontinued operations available to A&B shareholders — (0.06) Net income (loss) available to A&B shareholders $ 0.28 $ 0.07 Diluted Earnings (Loss) Per Share of Common Stock: Continuing operations available to A&B shareholders $ 0.28 $ 0.13 Discontinued operations available to A&B shareholders — (0.06) Net income (loss) available to A&B shareholders $ 0.28 $ 0.07 Weighted-Average Number of Shares Outstanding: Basic 72,545 72,549 Diluted 72,666 72,629 Amounts Available to A&B Common Shareholders: Continuing operations available to A&B common shareholders $ 20,230 $ 9,476 Discontinued operations available to A&B common shareholders (256) (4,170) Net income (loss) available to A&B common shareholders $ 19,974 $ 5,306 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 7

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands; unaudited) Three Months Ended March 31, 2024 2023 Cash Flows from Operating Activities: Net income (loss) $ 19,982 $ 5,308 Adjustments to reconcile net income (loss) to net cash provided by (used in) operations: Loss (income) from discontinued operations 256 4,198 Depreciation and amortization 9,034 9,181 Loss (gain) from disposals of non-core assets, net (23) (1,117) Loss (gain) on de-designated interest rate swap valuation adjustment (3,675) — Share-based compensation expense 1,126 1,576 Loss (income) related to joint ventures, net of operating cash distributions 50 (384) Changes in operating assets and liabilities: Trade and other receivables (486) (1,350) Prepaid expenses, income tax receivable and other assets (3,435) (1,238) Development/other property inventory (2,925) (109) Accrued post-retirement benefits (1,697) 5 Accounts payable (1,242) 211 Accrued and other liabilities (501) (3,620) Operating cash flows from continuing operations 16,464 12,661 Operating cash flows from discontinued operations (403) (7,150) Net cash provided by (used in) operations 16,061 5,511 Cash Flows from Investing Activities: Capital expenditures for property, plant and equipment (3,746) (3,018) Proceeds from disposal of assets 184 1,645 Payments for purchases of investments in affiliates and other investments (113) (78) Investing cash flows from continuing operations (3,675) (1,451) Investing cash flows from discontinued operations 15,000 2,162 Net cash provided by (used in) investing activities 11,325 711 Cash Flows from Financing Activities: Payments of notes payable and other debt and deferred financing costs (15,441) (17,960) Borrowings (payments) on line-of-credit agreement, net 9,000 25,000 Cash dividends paid (16,447) (32,030) Repurchases of common stock and other payments (2,332) (2,392) Financing cash flows from continuing operations (25,220) (27,382) Financing cash flows from discontinued operations — (448) Net cash provided by (used in) financing activities (25,220) (27,830) Cash, Cash Equivalents, Restricted Cash, and Cash included in Assets Held for Sale Net increase (decrease) in cash, cash equivalents, restricted cash, and cash included in assets held for sale 2,166 (21,608) Balance, beginning of period 13,753 34,409 Balance, end of period $ 15,919 $ 12,801 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 8

SEGMENT RESULTS (dollars in thousands; unaudited) Three Months Ended March 31, 2024 2023 Operating Revenue: Commercial Real Estate $ 48,888 $ 47,870 Land Operations 12,314 2,520 Total operating revenue 61,202 50,390 Operating Profit (Loss): Commercial Real Estate1 21,981 20,877 Land Operations 7,931 (92) Total operating profit (loss) 29,912 20,785 Interest expense (5,510) (5,041) Corporate and other expense (4,164) (6,233) Income (Loss) from Continuing Operations Before Income Taxes 20,238 9,511 Income tax benefit (expense) — (5) Income (Loss) from Continuing Operations 20,238 9,506 Income (loss) from discontinued operations, net of income taxes (256) (4,198) Net Income (Loss) 19,982 5,308 Loss (income) attributable to discontinued noncontrolling interest — 28 Net Income (Loss) Attributable to A&B Shareholders $ 19,982 $ 5,336 1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Land Operations segment, that is eliminated in the consolidated results of operations. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 9

NET OPERATING INCOME (dollars in thousands; unaudited) Three Months Ended March 31, 2024 2023 Reconciliation of CRE Operating Profit to NOI CRE Operating Profit $ 21,981 $ 20,877 Depreciation and amortization 8,975 9,092 Straight-line lease adjustments (592) (1,335) Favorable/(unfavorable) lease amortization (96) (275) Termination income (1) — Interest and other income (expense), net (59) 2 Selling, general and administrative 1,556 2,066 NOI $ 31,764 $ 30,427 Less: NOI from acquisitions, dispositions and other adjustments (217) (114) Same-store NOI $ 31,547 $ 30,313 Components of NOI Property revenue Base rental income, net $ 32,796 $ 31,351 Percentage rent 1,940 2,149 Recoveries from tenants 11,084 11,075 Excise tax recoveries from tenants 2,205 2,100 Revenues deemed uncollectible, net (212) (724) Other revenue 386 309 Total property revenue 48,199 46,260 Property operating expenses Property operations 12,578 12,245 Property taxes 3,863 3,611 Total property operating expenses 16,441 15,856 Intersegment operating revenue, net1 6 23 NOI $ 31,764 $ 30,427 Less: NOI from acquisitions, dispositions and other adjustments (217) (114) Same-store NOI $ 31,547 $ 30,313 1 Primarily intersegment operating revenue (e.g., base rental income and expense recoveries) from leases with entities that are part of Land Operations. Such operating revenue (and also the related expense recorded by these entities in other segments) is eliminated in the consolidated results of operations. Changes in the Same-Store portfolio as it relates to the comparable prior period and the current period are as follows: Added Date Asset Class Type Property GLA (SF) 06/22 Industrial Acquisition Maui Lani Industrial 8,400 Removed Date Asset Class Type Property GLA (SF) 11/23 Retail Held-for-Sale Waipouli Town Center 56,600 01/24 Office Other2 Lono Center 13,700 01/24 Ground Other2 Various N/A1 1Not applicable for ground leases as such leases would not be comparable from a GLA (SF) perspective 2Properties fully or partially taken out of service for the purpose of redevelopment or repositioning. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 10

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (amounts in thousands, except per share data; unaudited) Three Months Ended March 31, 2024 2023 Net Income (Loss) available to A&B common shareholders $ 19,974 $ 5,306 Depreciation and amortization of commercial real estate properties 8,975 9,092 (Income) loss from discontinued operations, net of income taxes 256 4,198 Income (loss) attributable to discontinued noncontrolling interest — (28) FFO $ 29,205 $ 18,568 Add (deduct) Adjusted FFO defined adjustments (Gain)/loss on sale of legacy business — (1,117) Non-cash changes to liabilities related to legacy operations1 — 350 (Gain)/loss on fair value adjustments related to interest rate swaps (3,675) — Non-recurring financing charges 2,350 — Legacy joint venture (income)/loss2 (698) (388) Amortization of share-based compensation 1,126 1,576 Maintenance capital expenditures3 (2,018) (1,312) Leasing commissions paid (315) (294) Straight-line lease revenue (592) (1,335) Amortization of net debt premiums or discounts and deferred financing costs 243 239 Amortization of above and below-market leases, net (96) (275) Adjusted FFO $ 25,530 $ 16,012 Net income available to A&B common shareholders per diluted share $ 0.28 $ 0.07 FFO per diluted share $ 0.40 $ 0.26 Adjusted FFO per diluted share $ 0.35 $ 0.22 Weighted average diluted shares outstanding (FFO/Adjusted FFO) 72,666 72,629 1 Primarily related to environmental reserves associated with legacy business activities in the Land Operations segment 2 Includes joint ventures engaged in legacy business activities within the Land Operations segment 3 Includes ongoing maintenance capital expenditures only Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 11

EBITDA AND ADJUSTED EBITDA (dollars in thousands; unaudited) Three Months Ended March 31, TTM March 31, 2024 2023 2024 Net Income (Loss) $ 19,982 $ 5,308 $ 47,637 Adjustments: Depreciation and amortization 9,034 9,181 36,644 Interest expense 5,510 5,041 23,432 Income tax expense (benefit) — 5 30 Interest expense related to discontinued operations — 196 300 Consolidated EBITDA $ 34,526 $ 19,731 $ 108,043 Asset impairments — — 4,768 (Gain)/loss on fair value adjustments related to interest rate swaps (3,675) — (957) Non-recurring financing charges 2,350 — 2,350 (Income) loss from discontinued operations, net of income taxes and excluding depreciation, amortization and interest expense 256 4,002 3,605 Consolidated Adjusted EBITDA $ 33,457 $ 23,733 $ 117,809 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 12

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 13

CAPITALIZATION AND FINANCIAL RATIOS (dollars in thousands, except share price; unaudited) March 31, 2024 December 31, 2023 Debt Secured debt $ 188,322 $ 189,713 Unsecured term debt 223,252 237,251 Unsecured revolving credit facility 46,000 37,000 Total debt $ 457,574 $ 463,964 Net unamortized deferred financing cost / discount (premium) 142 149 Cash and cash equivalents (15,683) (13,517) Net debt $ 442,033 $ 450,596 Equity Capitalization Shares common stock outstanding (NYSE:ALEX) 72,592,147 72,447,510 Share price $ 16.47 $ 19.02 Total equity market capitalization $ 1,195,593 $ 1,377,952 Market Capitalization Total debt $ 457,574 $ 463,964 Total equity market capitalization 1,195,593 1,377,952 Total Market Capitalization $ 1,653,167 $ 1,841,916 Liquidity Cash on hand $ 15,683 $ 13,517 Unused committed line of credit 454,000 463,000 Total liquidity $ 469,683 $ 476,517 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 30, 2023 Financial Ratios Total Debt to Total Market Capitalization 27.7% 25.2% 29.5% 27.3% 25.9 % Net Debt to TTM Consolidated Adjusted EBITDA1 3.8 4.2 4.4 4.7 3.0 Debt-service Coverage Ratio2 2.1 1.9 2.0 2.0 3.0 Fixed-rate debt to total debt 89.9% 92.0% 84.0% 87.0% 92.3 % Unencumbered CRE Property Ratio3 77.4% 77.4% 77.4% 77.4% 77.4% 1 Consolidated Adjusted EBITDA for the trailing twelve months is calculated on page 12. 2 The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months. 3 Measured using gross book value of unencumbered CRE property as a percent of gross book value of total CRE property. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 14 Debt Maturity Schedule (dollars in millions) Secured Debt Unsecured Term Loans Revolving Credit Facilities 2024 2025 2026 2027 2028 Thereafter $0M $20M $40M $60M $80M $100M $120M $140M $160M $180M

DEBT SUMMARY (dollars in thousands; unaudited) Scheduled Principal Payments Debt Interest Rate (%) Weighted -average Interest Rate (%) Maturity Date Weighted -average Maturity (Years) 2024 2025 2026 2027 2028 Thereafter Total Principal Premium (discount)/ debt issuance costs, net Total Secured: Laulani Village 3.93% 3.93% 2024 0.2 $ 57,517 $ — $ — $ — $ — $ — $ 57,517 $ (27) $ 57,490 Pearl Highlands 4.15% 4.15% 2024 0.7 74,570 — — — — — 74,570 118 74,688 Photovoltaic Financing (1) 4.75% (1) 3.5 219 304 319 1,940 1,218 — 4,000 — 4,000 Manoa Marketplace (2) 3.14% 2029 4.9 1,377 1,888 1,948 2,018 2,081 42,942 52,254 (110) 52,144 Subtotal / Wtd Avg 3.81% 1.8 $ 133,683 $ 2,192 $ 2,267 $ 3,958 $ 3,299 $ 42,942 $ 188,341 $ (19) $ 188,322 Unsecured: Series A Note 5.53% 5.53% 2024 0.3 $ 7,125 $ — $ — $ — $ — $ — $ 7,125 $ — $ 7,125 Series J Note 4.66% 4.66% 2025 1.1 — 10,000 — — — — 10,000 — 10,000 Series B Note 5.55% 5.55% 2026 1.0 — 16,000 2,000 — — — 18,000 — 18,000 Series C Note 5.56% 5.56% 2026 1.6 2,000 3,000 4,000 — — — 9,000 — 9,000 Series F Note 4.35% 4.35% 2026 1.7 2,375 3,250 4,000 — — — 9,625 — 9,625 Series H Note 4.04% 4.04% 2026 2.7 — — 50,000 — — — 50,000 — 50,000 Series K Note 4.81% 4.81% 2027 3.1 — — — 34,500 — — 34,500 (123) 34,377 Series G Note 3.88% 3.88% 2027 2.4 1,500 6,000 7,000 2,625 — — 17,125 — 17,125 Series L Note 4.89% 4.89% 2028 4.1 — — — — 18,000 — 18,000 — 18,000 Series I Note 4.16% 4.16% 2028 4.8 — — — — 25,000 — 25,000 — 25,000 Term Loan 5 4.30% 4.30% 2029 5.8 — — — — — 25,000 25,000 — 25,000 Subtotal / Wtd Avg 4.53% 3.0 $ 13,000 $ 38,250 $ 67,000 $ 37,125 $ 43,000 $ 25,000 $ 223,375 $ (123) $ 223,252 Revolving Credit Facilities: A&B Revolver (3) 6.48% 2025 (4) 1.4 $ — $ 46,000 $ — $ — $ — $ — $ 46,000 $ — $ 46,000 Subtotal / Wtd Avg 6.48% 1.4 $ — $ 46,000 $ — $ — $ — $ — $ 46,000 $ — $ 46,000 Total / Wtd Avg 4.43% 2.4 $ 146,683 $ 86,442 $ 69,267 $ 41,083 $ 46,299 $ 67,942 $ 457,716 $ (142) $ 457,574 (1) Financing leases have a weighted average discount rate of 4.75% and maturity dates ranging from 2027 to 2028. (2) Loan has a stated interest rate of SOFR plus 1.35% but is swapped through maturity to a 3.14% fixed rate. (3) Loan has a stated interest rate of SOFR plus 1.05% based on a pricing grid, plus a SOFR adjustment of 0.10%. (4) A&B Revolver has two six-month optional term extensions. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 15

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 16

COMMERCIAL REAL ESTATE TRANSACTIONS, DEVELOPMENT, AND REDEVELOPMENT (dollars in millions; unaudited) Acquisition, Disposition, and Transfer Summary Property Type Asset Class Location Date (Month/Year) Transaction Price GLA (SF) Leased Occupancy at Acquisition/ Disposition Kaomi Loop Industrial Acquisition Industrial Oahu 05/2023 $ 9.5 33,200 100 % Maui Business Park II - 2.4 acre parcel for build-to-suit development Transfer In Industrial Maui 12/2023 N/A1 N/A2 N/A2 Development and Redevelopment Summary Project Type Asset Class In-service Date Target Stabilization Total Estimated Project Costs Total Incurred Project Costs Estimated Incremental Stabilized NOI Estimated Stabilized Yield Estimated GLA (SF) Leased Occupancy MBP - Build to Suit Development Industrial 4Q2025 4Q2025 $12.6 - $13.2 $ 1.0 $ 1.0 7.8 - 8.1% 29,550 100.0% 1 Represents an intercompany transaction. Land and land improvements transferred from Land Operations segment. 2 Transfer of land and land improvements only Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 17 KAOMI LOOP INDUSTRIAL MBP BUILD TO SUIT ( render ing)

CAPITAL EXPENDITURES (dollars in thousands; unaudited) Three Months Ended March 31, 2024 2023 Capital expenditures for real estate Ongoing maintenance capital expenditures Building/area improvements $ 1,164 $ 728 Tenant space improvements 854 584 Total ongoing maintenance capital expenditures for real estate $ 2,018 $ 1,312 Discretionary capital expenditures Tenant space improvements - nonrecurring $ — $ 7 Development and redevelopment1 1,022 1,056 Total discretionary capital expenditures for real estate $ 1,022 $ 1,063 Capitalized indirect costs 666 617 Total capital expenditures for real estate1 $ 3,706 $ 2,992 Corporate and other capital expenditures 40 26 Total Capital Expenditures1 $ 3,746 3,018 1 Excludes capital expenditures for real estate developments to be held and sold as real estate development inventory, which are classified in the condensed consolidated statement of cash flows as operating activities and are excluded from the table above. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 18

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 19

PORTFOLIO SUMMARY (dollars in thousands; unaudited) As of March 31, 2024 Portfolio Overview: Number of properties 39 Total improved property GLA (in sq. ft.) 3,932,100 Total ground lease acres 142.0 Total improved property ABR $ 105,614 Total ground lease portfolio ABR $ 20,602 Retail Property Metrics: Grocery or Drugstore- Anchored Properties Total Retail Properties Number of properties 17 22 Total GLA of properties (in sq. ft.) 2,306,400 2,502,200 Leased occupancy 94.9% 93.2 % Economic occupancy 92.9% 91.2 % Percent of retail ABR from grocery or drugstore anchored properties 94.6 % N/A Percent of retail NOI from grocery or drugstore anchored properties 94.4 % N/A Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 20

NOI BY ASSET CLASS (dollars in thousands; unaudited) Three Months Ended March 31, Percentage Change Q1 2024 as a % of NOI Q1 2023 as a % of NOI2024 2023 NOI Retail $ 20,096 $ 19,721 1.9% 63.3% 64.8% Industrial 5,509 4,863 13.3% 17.3% 16.0% Office 1,080 1,124 (3.9)% 3.4% 3.7% Total Improved Portfolio 26,685 25,708 3.8% 84.0% 84.5% Ground 5,079 4,719 7.6% 16.0% 15.5% Total CRE Portfolio $ 31,764 $ 30,427 4.4% 100.0% 100.0% Same-Store NOI Retail $ 19,962 $ 19,540 2.2% 63.3% 64.5% Industrial 5,376 4,863 10.5% 17.0% 16.0% Office 1,082 1,144 (5.4)% 3.4% 3.8% Total Improved Portfolio $ 26,420 $ 25,547 3.4% 83.7% 84.3% Ground 5,127 4,766 7.6% 16.3% 15.7% Total CRE Portfolio $ 31,547 $ 30,313 4.1% 100.0% 100.0% Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 21

OCCUPANCY (unaudited) As of March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 Leased Occupancy Retail 93.2% 94.3% 94.0% 94.0% 93.6% Industrial 96.8% 96.8% 96.8% 95.9% 95.2% Office 83.9% 84.2% 84.5% 86.7% 87.1% Total Leased Occupancy 94.0% 94.7% 94.6% 94.4% 93.9% Economic Occupancy Retail 91.2% 92.1% 91.9% 91.8% 91.7% Industrial 95.7% 96.0% 95.9% 94.2% 94.6% Office 83.3% 82.8% 83.5% 86.7% 86.5% Total Economic Occupancy 92.3% 93.0% 92.9% 92.4% 92.4% Same-Store Leased Occupancy Retail 94.4% 95.6% 95.4% 95.3% 94.9% Industrial 96.8% 96.7% 96.7% 95.8% 95.2% Office 87.4% 87.8% 88.1% 90.6% 91.0% Total Same-Store Leased Occupancy 95.0% 95.7% 95.6% 95.3% 94.8% Same-Store Economic Occupancy Retail 92.4% 93.4% 93.1% 93.0% 93.0% Industrial 95.6% 95.9% 95.8% 94.1% 94.6% Office 86.7% 86.2% 87.0% 90.6% 90.3% Total Same-Store Economic Occupancy 93.3% 94.0% 93.8% 93.2% 93.4% Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 22

IMPROVED PROPERTY REPORT (dollars in thousands, except per square foot data; unaudited) Retail: 1 Pearl Highlands Center Oahu 412,200 99.8% 99.7% $ 11,088 $ 26.97 $ 2,808 10.6 % Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon, Ross 2 Kailua Retail Oahu 326,100 97.2% 95.0% 12,020 42.44 3,233 12.1 % Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon 3 Laulani Village Oahu 175,300 98.3% 97.9% 7,052 41.09 1,656 6.2 % Safeway, Ross, Walgreens, Petco 4 Waianae Mall Oahu 170,800 83.0% 80.9% 3,573 26.21 800 3.0 % CVS/Longs Drugs, City Mill 5 Manoa Marketplace Oahu 142,000 95.3% 90.2% 4,610 37.31 1,334 5.0 % Safeway, CVS/Longs Drugs 6 Queens' MarketPlace Hawai‘i Island 134,000 91.2% 86.0% 4,937 50.53 1,198 4.5 % Island Gourmet Market 7 Kaneohe Bay Shopping Center (Leasehold) Oahu 125,500 98.0% 97.2% 3,219 26.38 751 2.8 % Safeway, CVS/Longs Drugs 8 Hokulei Village Kauai 119,000 96.4% 96.4% 4,340 37.82 1,061 4.0 % Safeway, Petco 9 Pu‘unene Shopping Center Maui 118,000 77.4% 70.8% 4,291 51.31 936 3.5 % Planet Fitness, Petco, Ulta Salon, Target1 10 Waipio Shopping Center Oahu 113,800 96.7% 96.7% 3,599 32.79 855 3.2 % Foodland 11 Aikahi Park Shopping Center Oahu 97,300 92.5% 88.6% 3,321 39.81 785 2.9 % Safeway 12 Lanihau Marketplace Hawai‘i Island 88,300 97.2% 96.4% 1,656 19.46 417 1.6 % Sack N Save, CVS/Longs Drugs 13 The Shops at Kukui`ula Kauai 85,900 97.1% 88.5% 3,847 51.66 969 3.6 % CVS/Longs Drugs, Eating House, Living Foods 14 Ho‘okele Shopping Center Maui 71,400 96.1% 96.1% 2,861 41.72 615 2.3 % Safeway 15 Kunia Shopping Center Oahu 60,600 88.3% 86.6% 2,160 41.12 693 2.6% — 16 Waipouli Town Center2 Kauai 56,600 39.8% 36.6% 465 22.50 134 0.5 % Autozone 17 Kahului Shopping Center Maui 49,100 84.1% 84.1% 770 18.66 10 — % — 18 Lau Hala Shops Oahu 46,300 100.0% 100.0% 2,845 61.49 606 2.3 % UFC Gym, Down to Earth 19 Napili Plaza Maui 45,600 100.0% 95.6% 1,342 31.67 475 1.8 % Napili Market 20 Gateway Mililani Mauka Oahu 34,900 90.5% 90.5% 1,962 62.13 478 1.8 % CVS/Longs Drugs1 21 Port Allen Marina Center Kauai 23,600 80.5% 80.5% 607 32.02 169 0.6% — 22 The Collection Oahu 5,900 100.0% 100.0% 353 59.83 113 0.4% — Subtotal – Retail 2,502,200 93.2% 91.2% $ 80,918 $ 36.37 $ 20,096 75.3% 1 Shadow-anchor tenant 2 Property is currently not included in the Same-Store pool. Property Island Current GLA (SF) Leased / Economic Occupancy ABR ABR PSF Q1 2024 NOI Q1 2024 % NOI to Improved Portfolio NOI Retail Anchor Tenants Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 23

IMPROVED PROPERTY REPORT (dollars in thousands, except per square foot data; unaudited) Industrial: 1 Komohana Industrial Park Oahu 238,300 100.0% 100.0% $ 3,682 $ 15.45 $ 1,475 5.6% 2 Kaka`ako Commerce Center Oahu 197,900 83.8% 79.3% 2,339 15.04 458 1.7% 3 Waipio Industrial Oahu 158,400 100.0% 100.0% 2,889 18.24 753 2.8% 4 Opule Industrial Oahu 151,500 100.0% 100.0% 2,706 17.86 680 2.5% 5 P&L Warehouse Maui 104,100 100.0% 100.0% 1,669 16.03 436 1.6% 6 Kapolei Enterprise Center Oahu 93,100 100.0% 100.0% 1,657 17.81 390 1.5% 7 Honokohau Industrial Hawai‘i Island 86,700 100.0% 100.0% 1,399 16.13 373 1.4% 8 Kailua Industrial / Other Oahu 69,000 98.0% 89.3% 1,263 20.51 243 0.9% 9 Port Allen Center Kauai 64,600 93.3% 93.3% 806 13.36 223 0.8% 10 Harbor Industrial Maui 51,100 94.9% 94.9% 634 13.08 155 0.6% 11 Kaomi Loop Industrial2 Oahu 33,200 100.0% 100.0% 527 15.85 133 0.5% 12 Kahai Street Industrial Oahu 27,900 100.0% 100.0% 407 14.60 151 0.6% 13 Maui Lani Industrial Maui 8,400 100.0% 100.0% 156 18.57 39 0.1 % Subtotal – Industrial 1,284,200 96.8% 95.7% $ 20,134 $ 16.40 $ 5,509 20.6 % Office: 1 Kahului Office Building Maui 59,100 78.8% 77.3% $ 1,534 $ 34.56 $ 352 1.4% 2 Gateway at Mililani Mauka South Oahu 37,100 100.0% 100.0% 1,822 49.05 457 1.7% 3 Kahului Office Center Maui 35,800 88.5% 88.5% 1,016 32.00 273 1.0% 4 Lono Center2 Maui 13,700 49.6% 49.6% 190 33.32 (2) — % Subtotal – Office 145,700 83.9% 83.3% $ 4,562 $ 38.34 $ 1,080 4.1% 39 Total – Improved Portfolio 3,932,100 94.0% 92.3% $ 105,614 $ 29.57 $ 26,685 100.0% 1 Shadow-anchor tenant 2 Property is currently not included in the Same-Store pool. Property Island Current GLA (SF) Leased / Economic Occupancy ABR ABR PSF Q1 2024 NOI Q1 2024 % NOI to Improved Portfolio NOI Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 24

GROUND LEASE REPORT (dollars in thousands; unaudited) Property Location (City, Island) Acres Property Type Exp. Year Current ABR Q1 2024 NOI Next Rent Step Step Type Next ABR Previous Rent Step Previous Step Type Previous ABR 1 Windward City Shopping Center Kaneohe, Oahu 15.4 Retail 2035 $ 3,886 $ 970 2033 FMV Reset FMV 2023 FMV Reset $ 2,800 2 Owner/Operator Kapolei, Oahu 36.4 Industrial3 2025 3,420 855 2025 Fixed Step 3,540 2024 Fixed Step 3,300 3 Owner/Operator Honolulu, Oahu 9.0 Retail 2045 2,075 519 2025 Fixed Step 2,283 2020 Fixed Step 1,886 4 Kaimuki Shopping Center Honolulu, Oahu 2.8 Retail 2040 2,039 508 2026 Fixed Step 2,345 2022 FMV Reset 1,728 5 S&F Industrial Kahului, Maui 52.0 Industrial 2059 1,275 372 2024 Fixed Step 1,433 2019 Fixed Step 751 6 Owner/Operator Kaneohe, Oahu 3.7 Retail 2048 1,059 264 2028 Fixed Step 1,133 2023 Fixed Step 990 7 Pali Palms Plaza Kailua, Oahu 3.3 Office 2037 992 247 2032 FMV Reset FMV 2022 Negotiated 200 8 Windward Town and Country Plaza I Kailua, Oahu 3.4 Retail 2062 963 240 2032 Fixed Step 1,233 2022 Fixed Step 753 9 Windward Town and Country Plaza II Kailua, Oahu 2.2 Retail 2062 621 155 2032 Fixed Step 795 2022 Fixed Step 485 10 Kailua Post Office Kailua, Oahu 1.2 Retail MTM2 555 100 — — — 2024 Negotiated 555 11 Owner/Operator Kailua, Oahu 1.9 Retail 2034 450 64 2024 Fixed Step 470 2019 Negotiated 641 12 Owner/Operator Honolulu, Oahu 0.5 Retail 2028 394 99 2025 Fixed Step 404 2024 Fixed Step 385 13 Owner/Operator Honolulu, Oahu 0.5 Retail4 2028 359 90 2024 Fixed Step 370 2023 Fixed Step 349 14 Seven-Eleven Kailua Center Kailua, Oahu 0.9 Retail 2033 336 84 2025 Fixed Step 344 2024 Fixed Step 263 15 Owner/Operator Kahului, Maui 0.8 Retail 2026 272 68 2024 Fixed Step 280 2023 Fixed Step 264 16 Owner/Operator Honolulu, Oahu 0.7 Industrial 2027 259 65 2025 Fixed Step 267 2024 Fixed Step 252 17 Owner/Operator Kahului, Maui 0.8 Industrial 2025 238 59 2024 Fixed Step 249 2023 Fixed Step 228 18 Owner/Operator Kailua, Oahu 0.4 Retail 2025 189 47 2025 Fixed Step 194 2024 Fixed Step 183 19 Owner/Operator Kahului, Maui 0.4 Retail 2027 186 71 2024 Fixed Step 190 2023 Fixed Step 181 20 Owner/Operator Kahului, Maui 0.9 Retail 2025 151 37 2025 Fixed Step 155 2024 Fixed Step 146 Remainder1 Various 4.8 Various Various 883 165 Various Various — Various Various — Total - Ground Leases 142.0 $ 20,602 $ 5,079 1A portion of these properties are currently not included in the Same-Store pool. 2Lease is currently month-to-month. 3Property is comprised of vacant land. 4Property is a parking lot. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 25

TENANT CONCENTRATION - TOP 10 IMPROVED PORTFOLIO TENANTS (dollars in thousands; unaudited) As of March 31, 2024 Improved Portfolio Tenant1 Number of Leases ABR % of Total Improved Portfolio ABR GLA (SF) % of Total Improved Portfolio GLA Safeway, Inc. 7 $ 7,812 7.4% 286,024 7.3% Sam's Club 1 3,308 3.1% 180,908 4.6% Longs Drugs 6 2,889 2.7% 150,411 3.8% Foodland and related companies 7 2,188 2.1% 113,725 2.9% Ross Dress for Less, Inc. 2 2,083 2.0% 65,484 1.7% Coleman World Group 2 2,064 2.0% 115,495 2.9% GP/RM Prestress, LLC2 1 1,804 1.7% N/A N/A Ulta Salon, Cosmetics & Fragrance, Inc. 3 1,665 1.6% 33,985 0.9% 24 Hour Fitness USA, Inc. 1 1,513 1.4% 45,870 1.2% Petco Animal Supplies Stores, Inc. 3 1,448 1.4% 34,282 0.9% Total 33 $ 26,774 25.4% 1,026,184 26.2% 1 The table excludes ground leases as such leases would not be comparable from a GLA perspective. 2 The leased premises in the GP/RM Prestress, LLC lease includes warehouse and yard space. Due to the yard space, GLA is not comparable and therefore, not presented. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 26

LEASE EXPIRATION SCHEDULE (dollars in thousands, except per square foot data; unaudited) As of March 31, 2024 Total Improved Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Improved Portfolio Leased GLA ABR Expiring % of Total Improved Portfolio Expiring ABR ABR Expiring PSF 2024 106 323,961 9.1% $ 8,062 7.6% $ 24.89 2025 127 398,918 11.2% 11,098 10.5% 27.82 2026 135 367,864 10.3% 10,827 10.3% 29.43 2027 119 352,595 9.9% 12,078 11.4% 34.25 2028 112 410,442 11.5% 14,780 14.0% 36.01 2029 66 352,592 9.9% 13,524 12.8% 38.36 2030 27 165,956 4.6% 4,303 4.1% 25.93 2031 12 94,458 2.6% 2,760 2.6% 29.22 2032 23 117,967 3.3% 4,176 4.0% 35.40 2033 18 161,207 4.5% 3,969 3.8% 24.62 Thereafter 28 597,328 16.7% 14,745 14.0% 24.68 Month-to-month 81 228,023 6.4% 5,292 4.9% 23.21 Total 854 3,571,311 100.0% $ 105,614 100.0% $ 29.57 Retail Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Retail Leased GLA ABR Expiring % of Total Retail Expiring ABR ABR Expiring PSF 2024 67 155,142 7.0% $ 4,794 5.9% $ 30.90 2025 90 194,980 8.8% 7,424 9.2% 38.08 2026 90 113,122 5.1% 5,949 7.4% 52.59 2027 94 170,240 7.7% 8,702 10.8% 51.12 2028 92 276,005 12.4% 12,295 15.2% 44.55 2029 60 308,385 13.9% 12,405 15.3% 40.23 2030 22 82,814 3.7% 2,677 3.3% 32.33 2031 11 66,578 3.0% 2,353 2.9% 35.34 2032 20 101,177 4.6% 3,868 4.8% 38.23 2033 15 39,787 1.8% 2,169 2.7% 54.52 Thereafter 25 581,578 25.9% 14,394 17.8% 24.75 Month-to-month 34 135,029 6.1% 3,888 4.7% 28.79 Total 620 2,224,837 100.0% $ 80,918 100.0% $ 36.37 Industrial Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Industrial Leased GLA ABR Expiring % of Total Industrial Expiring ABR ABR Expiring PSF 2024 29 136,085 11.1% $ 2,207 11.0% $ 16.22 2025 31 188,872 15.4% 3,108 15.4% 16.46 2026 38 233,141 19.0% 3,846 19.1% 16.50 2027 15 164,321 13.4% 2,715 13.5% 16.52 2028 15 127,918 10.4% 2,275 11.3% 17.78 2029 4 32,777 2.7% 534 2.7% 16.29 2030 1 74,990 6.1% 1,360 6.8% 18.14 2031 1 27,880 2.3% 407 2.0% 14.60 2032 2 15,400 1.3% 258 1.3% 16.75 2033 3 121,420 9.9% 1,800 8.9% 14.82 Thereafter 3 15,750 1.2% 351 1.7% 22.29 Month-to-month 44 88,936 7.2% 1,276 6.3% 14.35 Total 186 1,227,490 100.0% $ 20,137 100.0% $ 16.41 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 27

NEW AND RENEWAL LEASE SUMMARY (unaudited) As of March 31, 2024 Comparable Leases Only1 Total - New and Renewal Leases Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 1st Quarter 2024 44 212,000 $ 25.01 $ 1.23 5.6 34 124,463 $ 30.14 $ 27.95 7.8% 4th Quarter 2023 50 114,298 $ 41.54 $ 7.06 4.3 35 46,053 $ 48.05 $ 44.58 7.8% 3rd Quarter 2023 62 149,939 $ 27.32 $ 3.19 3.5 37 74,263 $ 28.29 $ 25.44 11.2% 2nd Quarter 2023 72 220,064 $ 29.26 $ 19.14 5.6 44 125,302 $ 29.28 $ 27.67 5.8% Trailing four quarters 228 696,301 $ 29.63 $ 8.27 4.9 150 370,081 $ 31.70 $ 29.42 7.8% Total - New Leases Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 1st Quarter 2024 12 27,761 $ 27.10 $ 5.41 4.9 8 21,234 $ 27.15 $ 24.29 11.8% 4th Quarter 2023 16 17,597 $ 44.43 $ 41.62 5.0 9 9,493 $ 43.06 $ 38.66 11.4% 3rd Quarter 2023 24 42,419 $ 25.65 $ 10.38 3.9 9 17,517 $ 18.76 $ 17.79 5.5% 2nd Quarter 2023 29 98,376 $ 28.49 $ 41.73 7.6 11 30,169 $ 25.96 $ 23.59 10.1% Trailing four quarters 81 186,153 $ 29.37 $ 29.16 6.1 37 78,413 $ 26.74 $ 24.31 10.0% Total - Renewal Leases Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 1st Quarter 2024 32 184,239 $ 24.69 $ 0.60 5.7 26 103,229 $ 30.75 $ 28.70 7.2% 4th Quarter 2023 34 96,701 $ 41.02 $ 0.77 4.2 26 36,560 $ 49.35 $ 46.12 7.0% 3rd Quarter 2023 38 107,520 $ 27.98 $ 0.36 3.4 28 56,746 $ 31.23 $ 27.81 12.3% 2nd Quarter 2023 43 121,688 $ 29.88 $ 0.88 4.0 33 95,133 $ 30.33 $ 28.96 4.7% Trailing four quarters 147 510,148 $ 29.72 $ 0.65 4.5 113 291,668 $ 33.04 $ 30.79 7.3% Three Months Ended March 31, 2024 TTM Ended March 31, 2024 Leases GLA (SF) ABR/SF4 Rent Spread2 Leases GLA (SF) ABR/SF4 Rent Spread2 Retail 33 74,912 $ 41.82 9.1% 160 353,696 $ 42.48 8.5% Industrial 11 137,088 $ 15.82 4.6% 59 332,216 $ 16.01 5.7% Office — — N/A N/A 9 10,389 $ 27.46 4.5% Subtotal - Improved 44 212,000 $ 25.01 7.8% 228 696,301 $ 29.63 7.8% Ground — N/A3 N/A N/A 5 N/A3 $ 5.9 37.8% 1 Per Glossary of Terms, Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool. 2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period presented. 3 Not applicable for ground leases as such leases would not be comparable from a GLA (SF) perspective 4 Current ABR, in millions, is presented for ground leases Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 28

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 29

LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA (dollars in thousands; unaudited) Three Months Ended March 31, 2024 2023 Land Operations operating revenue Development sales revenue $ 2,455 $ — Unimproved/other property sales revenue 9,625 850 Other operating revenue1 234 1,670 Total Land Operations operating revenue 12,314 2,520 Land Operations operating costs and expenses (4,787) (3,586) Selling, general and administrative (320) (472) Intersegment operating charges, net2 (12) (41) Gain (loss) on disposal of non-core assets, net 23 1,117 Earnings (loss) from joint ventures 698 388 Interest and other income (expense), net 15 (18) Total Land Operations operating profit (loss) $ 7,931 $ (92) Three Months Ended March 31, TTM March 31, 2024 2023 2024 Land Operations Operating Profit (Loss) $ 7,931 $ (92) $ 18,853 Land Operations depreciation and amortization 4 14 25 Land Operations EBITDA $ 7,935 $ (78) $ 18,878 1 Other operating revenue includes revenue related to leasing of non-core legacy agricultural lands during the three months ended March 31, 2024 and 2023, and revenue related to trucking and storage operations during the three months ended March 31, 2023. 2 Intersegment operating charges primarily from CRE that are eliminated in the consolidated results of operations. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 30

COMPONENTS OF LAND OPERATIONS As of March 31, 2024 Land Operations Balance Sheet Detail (dollars in thousands; unaudited) Acres Carrying Value ASSETS Real estate investments Core real estate investments Kapolei Business Park West 3 $ 6,180 Maui Business Park II1 49 19,076 Non-core real estate investments 3,316 37,596 Investments in real estate joint ventures and partnerships 6,828 Total real estate investments, net 3,368 69,680 Accounts receivable and other receivables, net 13,651 Other investments in affiliates 31,759 Other assets 605 Total assets $ 115,695 LIABILITIES Maui agricultural land sale deferred revenue and reserves $ 70,057 Environmental remediation 15,451 Land development warranty and post-closing obligations 3,836 Other liabilities 9,305 Total liabilities $ 98,649 Land Operations Book Value $ 17,046 Core Real Estate Development-for-Sale Projects (dollars in millions; except per square foot amounts; unaudited) Project Location Product Type Remaining Sellable Acres2 Acres Under Contract3 Target Sales Price Range per SF for Remaining Total Estimated Project Costs Total Incurred Project Costs Net Book Value Estimated Project Completion Maui Business Park II Kahului, Maui Light industrial lots 32.9 acres 12.5 acres $38-$58 per SF $ 91 $ 65 $ 19 2030+ 1 Includes 3.3 acres of existing and planned roads and easements not available for sale, and 12.5 acres under contract with a delayed closing pending subdivision completion. 2 Remaining sellable acres may change due to updates in overall development plan that results in modification of planned roads and easements. 3 12.5 acres is under contract and will close upon subdivision completion and is therefore excluded from remaining sellable acres. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 31 MAUI BUSINESS PARK I I

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 32

COMPONENTS OF NET ASSET VALUE (amounts in thousands; unaudited) Three Months Ended March 31, 2024 Supplement Page As of March 31, 2024 Supplement Page NOI from Real Estate Investments Land Operations Real Estate Investments Retail NOI $ 20,096 Core real estate investments $ 25,256 31 Industrial NOI 5,509 Non-core real estate investments 44,424 31 Office NOI 1,080 Total carrying value of Land Operations Real Estate Investments 69,680 NOI from Improved Portfolio Investments 26,685 21 NOI from Ground Investments 5,079 21 Other Assets NOI from Real Estate Investments 31,764 10 Cash and cash equivalents $ 15,683 6 Restricted cash 236 6 Adjustments to NOI Account receivable, net 3,715 6 Pro Forma quarterly impact of ABR from leases signed but not yet paying rent $ 623 Other receivable, net 15,407 6 Other investments in affiliates 31,759 31 Development and Redevelopment Projects Prepaid expenses and other assets 26,026 6 Costs incurred to date (in millions) $ 1.0 17 Total carrying value of other assets $ 92,826 Estimated remaining costs to be incurred (in millions) $ 11.6 to 12.2 17 Underwritten incremental unlevered yield 7.8 - 8.1% 17 Liabilities Notes payable and other debt $ 457,717 15 Accounts payable 4,350 6 Accrued post-retirement benefits 8,275 6 Deferred revenue 72,460 6 Land Operations reserves, warranty, and post closing obligations 27,344 31 Accrued and other liabilities 35,853 6 Total carrying value of liabilities $ 605,999 Equity Common shares outstanding 72,592 14 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 33

GLOSSARY OF TERMS ABR Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant. Comparable Lease Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool. CRE Portfolio Composed of (1) retail, industrial and office improved properties subject to operating leases ("Improved Portfolio") and (2) assets subject to ground leases ("Ground Leases") within the CRE segment. Debt-service Coverage Ratio The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months. EBITDA (or Consolidated Adjusted EBITDA) Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes and depreciation and amortization. EBITDA is calculated at the segment level ("Segment EBITDA" or "Land Operations EBITDA") by adjusting segment operating profit (which excludes interest expense and income taxes) to add back depreciation and amortization recorded at the respective segment. Consolidated Adjusted EBITDA is calculated by adjusting Consolidated EBITDA for items identified as non-recurring, infrequent or unusual that are not expected to recur in the Company’s core business. FFO Funds from operations (“FFO”) is a widely used supplemental non-GAAP financial measure of REITs' operating performance. FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”) and is calculated as follows: net income (loss) available to A&B common shareholders (calculated in accordance with GAAP), excluding (1) depreciation and amortization related to real estate, (2) gains and losses from the sale of certain real estate assets, (3) gains and losses from change in control, (4) impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and (5) income (loss) from discontinued operations related to legacy business operations. Adjusted FFO is an additional supplemental non-GAAP measure of REITs' operating performance. It is calculated by adjusting FFO to exclude share-based compensation, straight-line lease revenue and other non-cash adjustments, such as amortization of market lease adjustments, debt premium or discount and deferred financing cost amortization, maintenance capital expenditures, leasing commissions, and other non-comparable and non-operating items, including certain gains, losses, income, and expenses related to the Company’s legacy business operations and assets. The Company presents both non-GAAP measures and reconciles FFO to the most directly-comparable GAAP measure, Net Income (Loss) available to A&B common shareholders, and FFO to Adjusted FFO. The Company's FFO and Adjusted FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs. GAAP Generally accepted accounting principles in the United States of America. GLA Gross leasable area ("GLA") measured in square feet ("SF"). GLA is periodically adjusted based on remeasurement or reconfiguration of space and may change period over period for these remeasurements. Maintenance Capital Expenditures As it relates to CRE segment capital expenditures (i.e., capitalizable costs on a cash basis), normalized recurring expenditures necessary to maintain building value, the current income stream and position in the market. Such expenditures may include building/area improvements and tenant space improvements. Net Debt Net Debt is calculated by adjusting the Company's total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in the Company's consolidated balance sheets. NOI Net Operating Income ("NOI") represents total Commercial Real Estate contract-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other expenses (not directly associated with the property); and impairment of commercial real estate assets. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 34

Occupancy The Physical Occupancy percentage calculates the square footage leased and commenced (i.e., measured when the lessee has physical access to the space) as a percentage of total available improved property space at the end of the period reported. The Leased Occupancy percentage calculates the square footage leased (i.e., the space has been committed to by a lessee under a signed lease agreement) as a percentage of total available improved property square footage as of the end of the period reported. The Economic Occupancy percentage calculates the square footage under leases for which the lessee is contractually obligated to make lease-related payments (i.e., subsequent to the rent commencement date) to total available improved property square footage as of the end of the period reported. PSF Per square foot of GLA. Rent Spread Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease. Same-Store The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned, operated, and stabilized for the entirety of the prior calendar year and current reporting period, year-to-date. The Same-Store pool excludes properties under development, and properties acquired or sold during either of the comparable reporting periods. The Same-Store pool may also exclude properties that are fully or partially taken out of service for the purpose of redevelopment or repositioning. Management judgment is involved in the classification of properties for exclusion from the same-store pool when they are no longer considered stabilized due to redevelopment or other factors. Properties are moved into the Same-Store pool after one full calendar year of stabilized operation. Stabilization New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% economic occupancy. Straight-line Rent Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period. TTM Trailing twelve months. Year Built Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 35

STATEMENT ON MANAGEMENT'S USE OF NON-GAAP FINANCIAL MEASURES The Company presents the following non-GAAP financial measures in this Supplemental Information document: • Consolidated EBITDA • Consolidated Adjusted EBITDA • FFO • Adjusted FFO • Commercial Real Estate NOI and Same-Store NOI • Land Operations EBITDA The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA The Company may report various forms of EBITDA (e.g. Consolidated EBITDA, Consolidated Adjusted EBITDA, and Land Operations EBITDA) as non-GAAP measures used by the Company in evaluating the segments' and Company's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segments' and Company’s ongoing operations. The Company also adjusts Consolidated EBITDA to arrive at Consolidated Adjusted EBITDA for items identified as non- recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). As an illustrative example, the Company identified non-cash impairment as non-recurring, infrequent or unusual items that are not expected to recur in the consolidated or segment’s normal operations. By excluding these items from Consolidated EBITDA to arrive at Consolidated Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Funds from Operations and Adjusted Funds from Operations Management believes that FFO serves as a supplemental measure to net income calculated in accordance with GAAP for comparing its performance and operations to those of other REITs because it excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, which assumes that the value of real estate assets diminishes predictably over time instead of fluctuating with market conditions, and items that can make periodic or peer analysis more difficult, such as gains and losses from the sale of CRE properties, impairment losses related to CRE properties, and income (loss) from discontinued operations. Management believes that FFO more accurately provides an investor an indication of our ability to incur and service debt, make capital expenditures and fund other needs. The Company has been executing a simplification strategy to focus on the growth and expansion of its commercial real estate portfolio in Hawai‘i by monetizing its legacy assets and operations. The sale of Grace Pacific, LLC and the Company-owned quarry land on Maui in 2023 marked the culmination of the Company’s simplification strategy. Although the Company has some remaining legacy assets that will continue to be monetized, investors and analysts now view the Company as a pure-play REIT. In order to enhance comparability to other REITs, the Company will provide an additional performance metric, Adjusted FFO, to further adjust FFO to exclude the effects of certain items not related to ongoing property operations. Management believes Adjusted FFO is a widely recognized measure of the property operations of REITs and may be more useful than FFO in evaluating the operating performance of the Company’s properties over the long term, as well as enabling investors and analysts to assess performance in comparison to other real estate companies FFO and Adjusted FFO do not represent alternatives to net income calculated in accordance with GAAP and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. In addition, FFO and Adjusted FFO do not represent and should not be considered alternatives to cash generated from operating activities determined in accordance with GAAP, nor should they be used as measures of the Company’s liquidity, or cash available to fund the Company’s needs or pay distributions. FFO and Adjusted FFO should be considered only as supplements to net income as a measure of the Company’s performance. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 36

The Company presents both non-GAAP measures and reconciles FFO to the most directly-comparable GAAP measure, Net Income (Loss) available to A&B common shareholders, and FFO to Adjusted FFO. The Company's FFO and Adjusted FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs. NOI and Same-Store NOI NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. Management believes NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only the contract-based income and cash-based expense items that are incurred at the property level. When compared across periods, NOI can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-contract-based revenue (e.g., straight-line lease adjustments required under GAAP); by non- cash expense recognition items (e.g., the impact of depreciation and amortization expense or impairments); or by other income, expenses, gains, or losses that do not directly relate to the Company's ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income). Management believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the contract-based revenue that is realizable (i.e., assuming collectability is deemed probable) and the direct property-related expenses paid or payable in cash that are incurred in operating the Company's Commercial Real Estate portfolio, as well as trends in occupancy rates, rental rates and operating costs. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned, operated, and stabilized for the entirety of the prior calendar year and current reporting period, year-to-date. Management believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets separate from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions). The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information document. To emphasize, the Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies. Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information document: • Refer to EBITDA AND ADJUSTED EBITDA for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA. • Refer to FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS for a reconciliation of consolidated net income (loss) available to A&B common shareholders to FFO and Adjusted FFO. • Refer to NET OPERATING INCOME for a reconciliation of NOI and Same-Store NOI to Commercial Real Estate operating profit. • Refer to LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA for a reconciliation of Land Operations operating profit to Land Operations EBITDA and Land Operations Adjusted EBITDA. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 37